[EATON VANCE(R) LOGO]
Managed Investments                                                    [GRAPHIC]






Annual Report September 30, 2001





[GRAPHIC]                         EATON VANCE
                                    NATIONAL
                                   MUNICIPALS
                                      FUND






[GRAPHIC]

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2001

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]

On September 11, 2001, the world was shocked by terrorist attacks on New York City, Washington, D.C. and in Shanksville, Pennsylvania. We at Eaton Vance have been profoundly saddened by these events, and we extend our prayers and condolences to all the families affected by these tragedies.

To be sure, in the aftermath of these attacks, the world's economy may face more uncertainty in the coming year. Consumers, who have been the primary support for the economy, have voiced concerns about job security and the impact of geopolitics on an already troubled economy. Clearly, the consumer's willingness to prop up the economy has been severely tested.

GOVERNMENT, THE FEDERAL RESERVE AND BUSINESS HAVE ANSWERED THE CALL...

The Bush Administration has proposed a $75 billion economic package in the form of spending-and-tax incentives, on top of a previously announced $40 billion stimulus program. Many economic analysts see the economy mounting a recovery by early next year.

For its part, the Federal Reserve has responded with still lower interest rates to improve liquidity and lift the financial markets. The initial response of markets has been positive, and the Fed has indicated that it stands ready to do what is necessary to keep the economy and the markets on firm footing.

IMPORTANT INFORMATION ABOUT EATON VANCE NATIONAL MUNICIPALS FUND...

During the year ended September 30, 2001, Eaton Vance National Municipals Fund paid its shareholders monthly income dividends totalling $0.610 per share for Class A shares, $0.545 for Class B shares, $0.471 for Class C shares, and $0.585 for Class I shares.(1) Based on the Fund's most recent distribution and its net asset value per share on September 30, 2001, the Fund's annualized distribution rates were 5.78% for Class A, 5.38% for Class B, 5.03% for Class C, and 5.99% for Class I.(2) These distribution rates are equivalent to taxable rates of 9.49% for Class A, 8.83% for Class B, 8.26% for Class C, and 9.84% for Class I.(3) The SEC 30-day yields on that date were 5.89% for Class A, 5.64% for Class B, 5.41% for Class C, and 6.40% for Class I.(4) The SEC 30-day yields are equivalent to taxable yields of 9.67% for Class A, 9.26% for Class B, 8.88% for Class C, and 10.51% for Class I.(3)

For more information on the economic picture, please see our Market Recap on the following page. A discussion of Eaton Vance National Municipals Fund, with Portfolio Manager Tom Metzold, on pages 4 and 5, will provide insight on the Fund's performance over the last year.

                                                Sincerely,

                                                /s/ Thomas J. Fetter
                                                Thomas J. Fetter
                                                President
                                                November 7, 2001



FUND INFORMATION
AS OF SEPTEMBER 30, 2001

PERFORMANCE(5)  CLASS A         CLASS B         CLASS C         CLASS I
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year           9.33%         9.06%            8.47%          9.71%
Five Years         6.01          5.36             5.14           N.A.
Ten Years          N.A.          6.49             N.A.           N.A.
Life of Fund+      7.07          6.65             4.63           5.31
SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year           4.14%         4.06%            7.47%         9.71%
Five Years         4.98          5.04             5.14          N.A.
Ten Years          N.A.          6.49             N.A.          N.A.
Life of Fund+      6.37          6.65             4.63          5.31

+ Inception Dates -- Class A: 4/5/94; Class B: 12/19/85; Class C: 12/3/93; Class I: 7/1/99

(1) A portion of the Fund's income could be subject to federal income tax and/or alternative minimum tax. Income may be subject to state and local tax.

(2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution rate per share (annualized) by the net asset value.

(3) Taxable-equivalent rates assume maximum 39.10% federal income tax rate. A lower rate would result in lower tax-equivalent figures.

(4) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects a 1% CDSC.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

MARKET RECAP

The world was shaken on September 11 by the terrorist attacks in New York, Washington, D.C. and western Pennsylvania. As the American people mourn their losses and military conflict ensues, it is clear that the global and U.S. economies will suffer some short-term, negative affects of these events. Corporate America had already begun job layoffs in the weakening economy, particularly within the technology and manufacturing sectors. In the wake of the attacks, the pace of job cuts has gathered further momentum.

AMID LAYOFFS AND WANING CONSUMER CONFIDENCE, GROSS DOMESTIC PRODUCT POSTED DISAPPOINTING GROWTH IN THE SECOND QUARTER 2001...

Consumer spending, which held up reasonably well through much of the past year, has showed recent signs of weakening. Together, the job cuts and declining stock market have taken an increasing toll on consumer confidence. Reflecting the weak economy, the nation's Gross Domestic Product, which grew a tepid 1.3% in the first quarter of 2001, managed only a 0.2% increase in the second quarter, according to revised figures.

THE FEDERAL RESERVE HAS AGGRESSIVELY LOWERED SHORT-TERM INTEREST RATES IN
2001...

In response to the flagging economy, the Federal Reserve embarked on an aggressive monetary easing. Beginning in early January, the Fed initiated a series of interest rate cuts and, by the end of August, had reduced its benchmark Federal Funds rate - a key short-term interest rate barometer - by 300 basis points (3.00%). The bond market - which typically moves in the opposite direction of interest rates - launched an impressive rally. In the aftermath of the terrorist attacks, the Fed lowered rates an additional 150 basis points (1.50%).

NEW UNCERTAINTIES ABOUT THE LIKELY DIRECTION OF THE ECONOMY ...

Prior to the September attacks, data suggested that the Fed's interest rate cuts had considerably reduced the prospects of a full-scale recession. The Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - reflected that pullback, registering a total return of 10.40% for the year ended September 30, 2001.* However, following these recent events, uncertainty is likely to characterize the markets for a while, as investors struggle to ascertain the future of the economy.

MUNICIPAL BONDS OFFER QUALITY IN A PERIOD OF INVESTOR CONCERN...

Municipal bonds have attracted more attention from investors in the past year, especially given the uncertain economic outlook. The municipal sector has also proven significantly less volatile than the corporate bond market, which has been characterized by high default rates. The equity markets, already in retreat over the weak economy, have been badly shaken by recent events.

To be sure, over the near-term there are many concerns overhanging the economy and the financial markets, including the municipal bond market. A weaker economy could result in lower revenues for states and municipalities, and possibly increased funding needs. However, the Federal government is expected to finance a major portion of the rebuilding in New York City. Moreover, we believe that municipal bonds represent a measure of refuge from recent market volatility, while continuing to offer tax-exempt income. And municipal bonds will undoubtedly help finance the rebuilding of our damaged infrastructure. We believe the municipal market will play a vital role as we look toward better days ahead.

*It is not possible to invest directly in an Index.

[SIDENOTE]

INTERMEDIATE-TERM MUNICIPAL BOND YIELDS
REACH 91% OF TREASURY YIELDS

[CHART]

        3.45%                                     5.71%
5-YEAR AAA-RATED                        TAXABLE EQUIVALENT YIELD
GENERAL OBLIGATION (GO) BONDS*          IN 39.1% TAX BRACKET


        3.80%
5-YEAR TREASURY BOND

PRINCIPAL AND INTEREST PAYMENTS OF TREASURY SECURITIES ARE GUARANTEED BY THE U.S. GOVERNMENT.

* GO YIELDS ARE A COMPILATION OF A REPRESENTATIVE VARIETY OF GENERAL OBLIGATIONS AND ARE NOT COMMONLY REPRESENTATIVE OF THE FUND'S YIELD. STATISTICS AS OF SEPTEMBER 30, 2001.

MANAGEMENT DISCUSSION

AN INTERVIEW WITH THOMAS M. METZOLD, VICE PRESIDENT AND PORTFOLIO MANAGER OF NATIONAL MUNICIPALS PORTFOLIO


[PHOTO OF THOMAS M. METZOLD]
THOMAS M. METZOLD
PORTFOLIO MANAGER

Q: Tom, let's start by talking about the investment environment for National Municipals Portfolio over the past 12 months?


A: The municipal market performed fairly strongly during the year, especially relative to other asset classes, such as equities or high yield corporate bonds. Unfortunately, returns were dampened somewhat by the impact of the September 11 tragedy, which altered the near-term outlook for airlines and caused significant price deterioration in airline-related bonds. We had approximately a 5% weighting in the airline sector, which had a negative impact on performance. On a more positive note, the continued interest rate cuts by the Federal Reserve were beneficial for the municipal bond market and the Portfolio.

     We continued to see asset reallocation throughout 2001, a trend that further benefited the municipal market. Anxious to escape the extreme volatility of the equity markets, investors sought relative stability in the bond markets. That shift by investors added momentum to the municipal market, especially in a declining interest rate environment.

Q: Going forward, what do you anticipate to be the impact of September 11 on the Portfolio?

A: The precise impact of those events is difficult to discern because the economy has been slowing throughout the year. It's clear, however, that events of September 11 have exacerbated an already-weak economy. It's hard to quantify the impact on the Portfolio, although we did have some exposure to industrial areas, such as paper and energy. While the domino effect of September 11 could potentially have some short-term impact on these cyclical sectors, we feel confident that these industries will emerge in good shape as an recovery takes hold.

     It's worth noting that, while we did have exposure to industries affected by the tragedy, the benefits of municipal bond mutual fund investing were again quite evident. Because the Portfolio was diversified across a broad array of industries, any negative impact of September 11 was muted somewhat.

FIVE LARGEST SECTOR POSITIONS+

By total net assets

[CHART]

ESCROWED/PREREFUNDED                    15.6%

INDUSTRIAL DEVELOPMENT REVENUE          13.0%

NURSING HOME                             7.4%

HOUSING                                  6.7%

HOSPITAL                                 6.3%

RATING DISTRIBUTION+

By total net assets

[CHART]

AAA                     44.1%

AA                       4.5%

A                        4.5%

BBB                     20.9%

BB                       1.8%

B                        0.3%

CCC                      0.1%

NON-RATED               23.8%


+ Portfolio Sector Positions and Rating Distribution are subject to change.

MARKET RECAP

Q:   How else does the diversity of the Portfolio come into play?

A: In pursuing our objective of current income exempt from regular federal income tax, we invest in both high-quality and higher income bonds. With respect to credit quality of the bonds in the Portfolio, we use a "barbell" approach - balancing a significant number of high quality (AAA, AA) bonds with lower rated bonds - which provides the Portfolio good income while maintaining an average credit rating of A.

     With regard to the income portion of the Fund, the Portfolio had one of the highest dividend yields of among the funds in our competitive universe.

Q:   What can shareholders expect in the year to come?

A: Naturally, it's hard to predict, especially given the current uncertainties. But our management style entails a long-term perspective backed by a strong research effort. We look at bonds from a fundamental perspective, and if we feel confident in the credit quality of a particular bond, we are prepared to endure some short-term price fluctuation.

     One encouraging sign is that, in the wake of recent events, municipal bonds represent currently excellent value. I want to emphasize that munis remain a compelling alternative for investors seeking to re-balance their portfolios. If there's one thing investors have learned over the past couple of years, it's the value of a diversified portfolio that includes equities, bonds, and cash. Among bond investments, munis provide - especially for investors in the upper tax brackets - a significant advantage over taxable equivalent yields. In addition, they represent one of the few remaining ways for today's investor to find tax relief.


PORTFOLIO OVERVIEW+

By total net assets

Number of Issues                209

Average Maturity                23.2 years

Effective Maturity              15.3 years

Average Rating                  A

Average Call                    8.4 years

Average Dollar Price            $88.79

+ Portfolio overview is subject to change.

PERFORMANCE

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE NATIONAL MUNICIPALS FUND, CLASS B VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*

        SEPTEMBER 30, 1991 - SEPTEMBER 30, 2001
[CHART]

                                          9/91            9/01
LEHMAN BROTHERS MUNICIPAL BOND INDEX    $10,000         $19,759

EATON VANCE NATIONAL
MUNICIPALS FUND, CLASS B                $10,000         $18,745

PERFORMANCE**           CLASS A         CLASS B         CLASS C         CLASS I
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
--------------------------------------------------------------------------------
One Year                 9.33%           9.06%           8.47%           9.71%
Five Years               6.01            5.36            5.14            N.A.
Ten Years                 N.A.           6.49            N.A.            N.A.
Life of Fund+            7.07            6.65            4.63            5.31
SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
--------------------------------------------------------------------------------
One Year                 4.14%           4.06%            7.47%         9.71%
Five Years               4.98            5.04             5.14          N.A.
Ten Years                 N.A.           6.49             N.A.          N.A.
Life of Fund+            6.37            6.65             4.63          5.31

+ Inception Dates -- Class A: 4/5/94; Class B: 12/19/85; Class C: 12/3/93; Class I: 7/1/99

* Source: TowersData, Bethesda, MD. Investment operations commenced 12/19/85. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund (Class B) and in the Lehman Brothers Municipal Bond Index. An investment in the Fund's Class A shares on 4/5/94 at net asset value would have grown to $16,676 on September 30, 2001, $15,882 including applicable sales charge. An investment in the Fund's Class C shares on 12/3/93 at net asset value would have grown to $14,251 on September 30, 2001. An investment in the Fund's Class I shares at its inception on 7/1/99 at net asset value would have grown to $11,234 on September 30, 2001. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS. For federal income tax purposes, 99.16% of the total dividends paid by the Fund from net investment income during the fiscal year ended September 30, 2001 was designated as an exempt-interest dividend.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2001
Assets
--------------------------------------------------------
Investment in National Municipals
   Portfolio, at value (identified cost,
   $1,780,821,976)                        $1,847,027,704
Receivable for Fund shares sold                4,959,547
--------------------------------------------------------
TOTAL ASSETS                              $1,851,987,251
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Payable for Fund shares redeemed          $    3,878,715
Dividends payable                              3,665,993
Payable to affiliate for distribution
   and service fees                              585,824
Accrued expenses                                 352,198
--------------------------------------------------------
TOTAL LIABILITIES                         $    8,482,730
--------------------------------------------------------
NET ASSETS                                $1,843,504,521
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Paid-in capital                           $1,817,507,542
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                          (36,550,551)
Accumulated distributions in excess of
   net investment income                      (3,658,198)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                           66,205,728
--------------------------------------------------------
TOTAL                                     $1,843,504,521
--------------------------------------------------------
Class A Shares
--------------------------------------------------------
NET ASSETS                                $  181,599,922
SHARES OUTSTANDING                            17,215,385
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $        10.55
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $10.55)      $        11.08
--------------------------------------------------------
Class B Shares
--------------------------------------------------------
NET ASSETS                                $1,525,302,837
SHARES OUTSTANDING                           154,909,665
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         9.85
--------------------------------------------------------
Class C Shares
--------------------------------------------------------
NET ASSETS                                $  136,213,240
SHARES OUTSTANDING                            14,514,621
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         9.38
--------------------------------------------------------
Class I Shares
--------------------------------------------------------
NET ASSETS                                $      388,522
SHARES OUTSTANDING                                39,750
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         9.77
--------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2001
Investment Income
------------------------------------------------------
Interest allocated from Portfolio         $121,589,181
Expenses allocated from Portfolio           (8,524,007)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $113,065,174
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      4,178
Distribution and service fees
   Class A                                     446,245
   Class B                                  10,158,983
   Class C                                   1,198,833
Transfer and dividend disbursing agent
   fees                                      1,298,542
Registration fees                              151,146
Printing and postage                           131,754
Legal and accounting services                   20,749
Custodian fee                                   14,737
Miscellaneous                                  207,189
------------------------------------------------------
TOTAL EXPENSES                            $ 13,632,356
------------------------------------------------------

NET INVESTMENT INCOME                     $ 99,432,818
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ (4,038,254)
   Interest rate swap contracts             (1,455,123)
------------------------------------------------------
NET REALIZED LOSS                         $ (5,493,377)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 60,380,185
   Financial futures contracts                 (96,749)
   Interest rate swap contracts               (853,028)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 59,430,408
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 53,937,031
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $153,369,849
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED             YEAR ENDED
IN NET ASSETS                             SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------
From operations --
   Net investment income                  $          99,432,818  $         105,809,510
   Net realized loss                                 (5,493,377)           (29,265,457)
   Net change in unrealized appreciation
      (depreciation)                                 59,430,408            (16,870,231)
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $         153,369,849  $          59,673,822
--------------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $         (10,546,084) $         (11,518,618)
      Class B                                       (82,539,175)           (88,245,574)
      Class C                                        (6,073,877)            (6,121,440)
      Class I                                           (46,928)                (6,725)
   In excess of net investment income
      Class A                                                --               (188,394)
      Class B                                          (602,283)              (395,953)
      Class I                                                --                    (76)
--------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $         (99,808,347) $        (106,476,780)
--------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $          66,866,909  $          76,663,892
      Class B                                       143,302,858             84,983,374
      Class C                                        49,677,955             22,528,666
      Class I                                           508,350                600,004
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                         3,724,778              5,306,814
      Class B                                        27,696,850             29,049,725
      Class C                                         2,968,309              2,859,716
      Class I                                            17,831                  2,451
   Cost of shares redeemed
      Class A                                       (68,503,041)          (114,313,049)
      Class B                                      (174,448,093)          (356,484,139)
      Class C                                       (24,289,062)           (57,769,924)
      Class I                                          (769,769)              (453,019)
   Contingent deferred sales charge
      Class B                                           546,297                     --
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $          27,300,172  $        (307,025,489)
--------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $          80,861,674  $        (353,828,447)
--------------------------------------------------------------------------------------

                                          YEAR ENDED             YEAR ENDED
NET ASSETS                                SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------
At beginning of year                      $       1,762,642,847  $       2,116,471,294
--------------------------------------------------------------------------------------
AT END OF YEAR                            $       1,843,504,521  $       1,762,642,847
--------------------------------------------------------------------------------------

Accumulated distributions
in excess of net investment
income included in net assets
--------------------------------------------------------------------------------------
AT END OF YEAR                            $          (3,658,198) $          (3,363,487)
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       CLASS A
                                  --------------------------------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------------
                                    2001         2000(1)        1999         1998
------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 10.230      $ 10.440      $ 11.650     $ 11.260
------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------
Net investment income             $  0.618      $  0.629      $  0.636     $  0.644
Net realized and unrealized
   gain (loss)                       0.312        (0.200)       (1.209)       0.398
------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $  0.930      $  0.429      $ (0.573)    $  1.042
------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------
From net investment income        $ (0.610)     $ (0.629)     $ (0.637)    $ (0.652)
In excess of net investment
   income                               --        (0.010)           --           --
------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.610)     $ (0.639)     $ (0.637)    $ (0.652)
------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 10.550      $ 10.230      $ 10.440     $ 11.650
------------------------------------------------------------------------------------

TOTAL RETURN(2)                       9.33%         4.39%        (5.14)%       9.49%
------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $181,600      $174,024      $211,206     $146,067
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        0.83%         0.66%         0.71%        0.71%
   Expenses after custodian
      fee reduction(3)                0.82%         0.65%         0.69%        0.69%
   Net investment income              5.92%         6.23%         5.67%        5.60%
Portfolio Turnover of the
   Portfolio                            20%           41%           60%          28%
------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS B
                                  -----------------------------------------------------------------------
                                                         YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------------------------
                                     2001          2000(1)         1999           1998           1997
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $    9.550     $    9.740     $   10.870     $   10.530     $    9.900
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment income             $    0.541     $    0.532     $    0.508     $    0.523     $    0.550
Net realized and unrealized
   gain (loss)                         0.300         (0.188)        (1.126)         0.361          0.634
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $    0.841     $    0.344     $   (0.618)    $    0.884     $    1.184
---------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------
From net investment income        $   (0.541)    $   (0.532)    $   (0.508)    $   (0.531)    $   (0.554)
In excess of net investment
   income                             (0.004)        (0.002)        (0.004)        (0.013)            --
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $   (0.545)    $   (0.534)    $   (0.512)    $   (0.544)    $   (0.554)
---------------------------------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES
   CHARGES                        $    0.004     $       --     $       --     $       --     $       --
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $    9.850     $    9.550     $    9.740     $   10.870     $   10.530
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                         9.06%          3.72%         (5.90)%         8.60%         12.33%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $1,525,303     $1,483,566     $1,764,616     $2,071,078     $2,040,626
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                          1.26%          1.25%          1.53%          1.53%          1.60%
   Expenses after custodian
      fee reduction(3)                  1.25%          1.24%          1.51%          1.51%          1.60%
   Net investment income                5.49%          5.63%          4.86%          4.87%          5.45%
Portfolio Turnover of the
   Portfolio                              20%            41%            60%            28%            17%
---------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                       CLASS C
                                  --------------------------------------------------
                                               YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------------------
                                    2001         2000(1)        1999         1998
------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $  9.100      $  9.280      $ 10.350     $ 10.010
------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------
Net investment income             $  0.478      $  0.477      $  0.482     $  0.493
Net realized and unrealized
   gain (loss)                       0.274        (0.175)       (1.073)       0.349
------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $  0.752      $  0.302      $ (0.591)    $  0.842
------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------
From net investment income        $ (0.472)     $ (0.482)     $ (0.479)    $ (0.502)
------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $ (0.472)     $ (0.482)     $ (0.479)    $ (0.502)
------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $  9.380      $  9.100      $  9.280     $ 10.350
------------------------------------------------------------------------------------

TOTAL RETURN(2)                       8.47%         3.46%        (5.92)%       8.59%
------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $136,213      $104,455      $140,182     $122,839
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                        1.59%         1.58%         1.54%        1.54%
   Expenses after custodian
      fee reduction(3)                1.58%         1.57%         1.52%        1.52%
   Net investment income              5.16%         5.31%         4.84%        4.83%
Portfolio Turnover of the
   Portfolio                            20%           41%           60%          28%
------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 CLASS I
                                  --------------------------------------
                                         YEAR ENDED SEPTEMBER 30,
                                  --------------------------------------
                                    2001        2000(1)        1999(2)
------------------------------------------------------------------------
Net asset value -- Beginning
   of year                        $ 9.460       $ 9.610        $10.000
------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------
Net investment income             $ 0.604       $ 0.557        $ 0.149
Net realized and unrealized
   gain (loss)                      0.291        (0.107)        (0.390)
------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                     $ 0.895       $ 0.450        $(0.241)
------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------
From net investment income        $(0.585)      $(0.593)       $(0.149)
In excess of net investment
   income                              --        (0.007)            --
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS               $(0.585)      $(0.600)       $(0.149)
------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR    $ 9.770       $ 9.460        $ 9.610
------------------------------------------------------------------------

TOTAL RETURN(3)                      9.71%         4.96%         (2.44)%
------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                       $   389       $   598        $   468
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                       0.58%         0.57%          0.55%(5)
   Expenses after custodian
      fee reduction(4)               0.57%         0.56%          0.53%(5)
   Net investment income             6.22%         5.87%          6.12%(5)
Portfolio Turnover of the
   Portfolio                           20%           41%            60%
------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class I shares, July 1, 1999, to September 30, 1999.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance National Municipals Fund (the Fund) is a diversified series of Eaton Vance Municipals Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value to certain institutional investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in National Municipals Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at September 30, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable, if any, and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $31,672,910 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. A portion of such capital loss carryover was acquired through a Fund Reorganization and may be subject to certain limitations. Such capital loss carryover will expire on September 30, 2009 ($24,723,551), September 30, 2008 ($5,377,834)
   and September 30, 2005 ($1,571,525). Dividends paid by the Fund from net tax-exempt interest on municipal bonds allocated from the Portfolio are not includable by shareholders as gross income for federal income tax purposes because the Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

   Additionally, at September 30, 2001, National Municipals Fund had net capital losses of $3,393,329 attributable to security transactions incurred after October 31, 2000. These capital losses are treated as arising on the first day of the Fund's next taxable year.

 D Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Other -- Investment transactions are accounted for on a trade-date basis.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements,

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.
2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2001          2000
    --------------------------------------------------------------------
    Sales                                        6,394,019     7,622,978
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   357,179       526,581
    Redemptions                                 (6,553,378)  (11,359,864)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        197,820    (3,210,305)
    --------------------------------------------------------------------

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS B                                   2001          2000
    --------------------------------------------------------------------
    Sales                                       14,678,738     8,951,233
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 2,843,248     3,083,270
    Redemptions                                (17,926,377)  (37,900,442)
    --------------------------------------------------------------------
    NET DECREASE                                  (404,391)  (25,865,939)
    --------------------------------------------------------------------

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS C                                   2001          2000
    --------------------------------------------------------------------
    Sales                                        5,328,446     2,512,096
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                   319,208       318,811
    Redemptions                                 (2,616,083)   (6,449,307)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                      3,031,571    (3,618,400)
    --------------------------------------------------------------------

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS I                                   2001          2000
    --------------------------------------------------------------------
    Sales                                           52,511        62,718
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                     1,853           261
    Redemptions                                    (77,854)      (48,392)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                        (23,490)       14,587
    --------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the Administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $49,086 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2001.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B (Class B Plan) and Class C (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $6,406,813 and $899,125 for Class B and Class C shares, respectively, to or payable to EVD for the year ended September 30, 2001, representing 0.43% and 0.75% of the average daily net assets for Class B and Class C shares, respectively. At
   September 30, 2001, the amount of Uncovered Distribution Charges EVD calculated under the Plans was approximately $18,752,206 for Class C shares. There were no Uncovered Distribution Charges for Class B shares at
   September 30, 2001.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended September 30, 2001 amounted to $446,245, $3,752,170, and $299,708 for Class A, Class B, and Class C
   shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $19,996 of CDSC paid by shareholders for Class C shares for the year ended September 30, 2001. EVD also received approximately $831,000 of CDSC paid by Class B shareholders, of which approximately $546,000 was paid directly to the Fund for days when no Uncovered Distribution Charges existed.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the National Municipals Portfolio aggregated $257,174,032 and $347,133,799, respectively, for the year ended September 30, 2001.

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE MUNICIPALS TRUST
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipals Fund (one of the series constituting Eaton Vance Municipals Trust) as of September 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2001 and 2000 and the financial highlights for each of the years in the five-year period ended September 30, 2001. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance National Municipals Fund at September 30, 2001, and the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 2, 2001

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 97.1%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------
Assisted Living -- 5.1%
---------------------------------------------------------------------------
    $  6,035       Arizona Health Facilities Authority,
                   (Care Institute, Inc. - Mesa),
                   7.625%, 1/1/26(1)                         $    3,936,993
      17,250       Bell County, TX, Health Facilities
                   Authority, (Care Institute, Inc. -
                   Texas), 9.00%, 11/1/24                        18,578,250
       3,060       Chester, PA, IDA, (Senior Life-Choice of
                   Kimberton), (AMT), 8.50%, 9/1/25               3,252,382
       4,860       Chester, PA, IDA, (Senior Life-Choice of
                   Paoli), (AMT), 8.05%, 1/1/24                   5,041,764
       4,960       Delaware, PA, IDA, (Glen Riddle), (AMT),
                   8.625%, 9/1/25                                 5,319,054
       9,115       Glen Cove, NY, IDA, (Regency at Glen
                   Cove), 9.50%, 7/1/12                           9,443,322
      14,795       Illinois Development Finance Authority,
                   (Care Institute, Inc.), 7.80%, 6/1/25         15,304,244
       4,605       New Jersey EDA, (Chelsea at East
                   Brunswick), (AMT), 8.25%, 10/1/26              3,700,854
       9,480       New Jersey EDA, (Forsgate), (AMT),
                   8.625%, 6/1/25                                 9,859,295
       7,915       Roseville, MN, Elder Care Facility,
                   (Care Institute, Inc. - Roseville),
                   7.75%, 11/1/23                                 7,386,041
      12,140       St. Paul, MN, Housing and Redevelopment,
                   (Care Institute, Inc. - Highland),
                   8.75%, 11/1/24                                12,732,068
---------------------------------------------------------------------------
                                                             $   94,554,267
---------------------------------------------------------------------------
Cogeneration -- 5.6%
---------------------------------------------------------------------------
    $ 22,150       Maryland Energy Cogeneration, (AES
                   Warrior Run), (AMT), 7.40%, 9/1/19        $   23,246,425
      29,405       New Jersey EDA, (Vineland Cogeneration),
                   (AMT), 7.875%, 6/1/19                         30,126,011
       6,100       Pennsylvania EDA, (Northampton
                   Generating), (AMT), 6.50%, 1/1/13              6,198,698
      21,950       Pennsylvania EDA, (Northampton
                   Generating), (AMT), 6.60%, 1/1/19             22,181,792
       7,000       Pennsylvania EDA, (Northampton
                   Generating), Junior Liens, (AMT),
                   6.875%, 1/1/11                                 7,074,620
       5,000       Pennsylvania EDA, (Northampton
                   Generating), Junior Liens, (AMT),
                   6.95%, 1/1/21                                  5,057,800
       3,917       Robbins, IL, Resource Recovery, (AMT),
                   0.00%, 10/15/09                                1,527,801
       1,811       Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/09                                1,442,217
       8,439       Robbins, IL, Resource Recovery, (AMT),
                   7.25%, 10/15/24                                5,485,238
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Cogeneration (continued)
---------------------------------------------------------------------------
    $ 12,578       Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(2)                       $      125,781
       4,922       Robbins, IL, Resource Recovery, (AMT),
                   8.375%, 10/15/16(2)                               49,219
---------------------------------------------------------------------------
                                                             $  102,515,602
---------------------------------------------------------------------------
Education -- 0.8%
---------------------------------------------------------------------------
    $  4,130       California Educational Facilities
                   Authority, (Stanford University),
                   Variable Rate, 6/1/21(3)                  $    4,509,836
      10,770       Florida Capital Projects Financing
                   Authority, Student Housing Revenue,
                   (Florida University), 7.85%, 8/15/31          10,905,379
---------------------------------------------------------------------------
                                                             $   15,415,215
---------------------------------------------------------------------------
Electric Utilities -- 4.6%
---------------------------------------------------------------------------
    $ 14,300       Clark County, NV, (Nevada Power), (AMT),
                   5.90%, 10/1/30                            $   13,505,921
      10,000       Connecticut Development Authority,
                   (Connecticut Light and Power),
                   5.85%, 9/1/28                                 10,137,700
      13,000       Connecticut Development Authority,
                   (Western Massachusetts Electric),
                   5.85%, 9/1/28                                 13,179,010
      11,000       Intermountain Power Agency, UT, Variable
                   Rate, 7/1/19(4)(5)                            12,302,290
      22,000       Long Island Power Authority, NY,
                   Electric System Revenue, 5.50%, 12/1/29       22,288,860
       5,000       Matagorda County, TX, Navigation
                   District No.1, (Reliant Energy),
                   5.95%, 5/1/30                                  4,972,450
       8,000       North Carolina Municipal Power Agency,
                   (Catawba), 6.50%, 1/1/20                       8,591,520
---------------------------------------------------------------------------
                                                             $   84,977,751
---------------------------------------------------------------------------
Escrowed / Prerefunded -- 15.6%
---------------------------------------------------------------------------
    $ 42,500       Bakersfield, CA, (Bakersfield Assisted
                   Living Center), Escrowed to Maturity,
                   0.00%, 4/15/21(2)                         $   13,420,225
       2,200       Bexar County, TX, Health Facilities,
                   (St. Luke's Lutheran), Escrowed to
                   Maturity, 7.00%, 5/1/21                        2,756,600
      11,195       Colorado Health Facilities Authority,
                   (Liberty Heights), Escrowed to Maturity,
                   0.00%, 7/15/22                                 3,116,016
     184,070       Colorado Health Facilities Authority,
                   (Liberty Heights), Escrowed to Maturity,
                   0.00%, 7/15/24                                45,305,149
     255,500       Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity,
                   0.00%, 10/1/22                                70,198,625
       7,000       Florida Mid-Bay Bridge Authority,
                   Escrowed to Maturity, 6.875%, 10/1/22          8,657,040

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
---------------------------------------------------------------------------
    $101,555       Illinois Development Finance Authority,
                   (Regency Park), Escrowed to Maturity,
                   0.00%, 7/15/23                            $   26,301,729
      60,360       Illinois Development Finance Authority,
                   (Regency Park), Escrowed to Maturity,
                   0.00%, 7/15/25                                13,809,764
       4,650       Illinois HEFA, (Chicago Osteopathic
                   Health Systems), Escrowed to Maturity,
                   7.125%, 5/15/11                                4,894,264
       4,500       Illinois HEFA, (Chicago Osteopathic
                   Health Systems), Prerefunded to
                   11/15/19, 7.25%, 5/15/22                       5,648,355
      10,285       Louisiana Public Facilities Authority,
                   (Southern Baptist Hospitals, Inc.),
                   Escrowed to Maturity, 8.00%, 5/15/12          12,449,684
       5,675       Maricopa County, AZ, IDA, (Place Five
                   and The Greenery), Escrowed to Maturity,
                   6.625%, 1/1/27                                 6,501,677
       1,000       Maricopa County, AZ, IDA, Multifamily,
                   Escrowed to Maturity, 6.45%, 1/1/17            1,134,830
     100,000       Mississippi Housing Finance Corp.,
                   Single Family, Escrowed to Maturity,
                   (AMT), 0.00%, 6/1/15                          51,171,000
      46,210       San Joaquin Hills Transportation
                   Corridor Agency, CA, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/20           18,705,808
      15,000       San Joaquin Hills Transportation
                   Corridor Agency, CA, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/25            4,560,750
---------------------------------------------------------------------------
                                                             $  288,631,516
---------------------------------------------------------------------------
General Obligations -- 0.8%
---------------------------------------------------------------------------
    $ 15,500       Houston, TX, Independent School
                   District, (PSF), 4.75%, 2/15/26           $   14,490,795
---------------------------------------------------------------------------
                                                             $   14,490,795
---------------------------------------------------------------------------
Health Care-Miscellaneous -- 0.4%
---------------------------------------------------------------------------
    $  3,369       Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 5.50%, 12/1/36             $    3,253,875
       3,613       Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 5.875%, 12/1/36                 3,617,123
---------------------------------------------------------------------------
                                                             $    6,870,998
---------------------------------------------------------------------------
Hospital -- 6.3%
---------------------------------------------------------------------------
    $  6,500       Arizona Health Facilities Authority,
                   (Phoenix Memorial Hospital),
                   8.20%, 6/1/21(2)                          $    2,372,500
       2,250       Berlin, MD, (Atlantic General Hospital),
                   8.375%, 6/1/22                                 2,310,390
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Hospital (continued)
---------------------------------------------------------------------------
    $ 12,600       California Health Facilities Authority,
                   (Cedars Sinai Medical Center), Variable
                   Rate, 12/1/34(4)(5)                       $   14,860,566
      20,705       Colorado Health Facilities Authority,
                   (Rocky Mountain Adventist),
                   6.625%, 2/1/22                                21,399,032
       2,650       Corinth and Alcorn County, MS, (Magnolia
                   Registered Health Center),
                   5.50%, 10/1/21                                 2,454,695
       4,000       Crossville, TN, HEFA, (Cumberland
                   Medical Center), 6.75%, 11/1/12                4,086,600
       3,270       Hawaii Department of Budget and Finance,
                   (Wahiawa General Hospital),
                   7.50%, 7/1/12                                  2,982,829
       1,000       Illinois Health Facilities Authority,
                   (Holy Cross Hospital), 6.70%, 3/1/14             838,480
       2,650       Illinois Health Facilities Authority,
                   (Holy Cross Hospital), 6.75%, 3/1/24           2,075,056
       4,500       Indiana Health Facilities Authority,
                   (Memorial Hospital and Health Care
                   Center), 7.40%, 3/1/22                         4,613,805
       9,830       Louisiana Public Facilities Authority,
                   (General Health Systems),
                   6.80%, 11/1/16                                 9,994,652
       2,000       Marshall County, AL, (Guntersville-Arab
                   Medical Center), 7.00%, 10/1/09                2,052,560
       2,000       Marshall County, AL, (Guntersville-Arab
                   Medical Center), 7.00%, 10/1/13                2,042,440
      13,315       Massachusetts HEFA, (Partners Healthcare
                   System), 5.25%, 7/1/29                        12,944,310
       3,500       New Jersey Health Care Facilities
                   Authority, (Trinitas Hospital),
                   7.50%, 7/1/30                                  3,762,570
       4,000       Oneida County, NY, Industrial
                   Development Agency, (Elizabeth Medical
                   Center), 6.00%, 12/1/29                        3,419,480
       6,038       Philadelphia, PA, HEFA, (Graduate Health
                   System), 6.625%, 7/1/21(2)                       845,339
       1,510       Philadelphia, PA, HEFA, (Graduate Health
                   System), 7.25%, 7/1/18(2)                        211,335
       3,075       Prince George's County, MD, (Greater
                   Southeast Healthcare System),
                   6.375%, 1/1/23(2)                              1,199,250
       7,750       Rhode Island HEFA, (St. Joseph Health
                   Services), 5.50%, 10/1/29                      6,290,752
      12,500       Rochester, MN, Health Care Facilities,
                   (Mayo Clinic), Variable Rate,
                   11/15/27(4)(5)                                13,121,125
       2,565       South Dakota HEFA, (Prairie Lakes Health
                   Care), 7.25%, 4/1/22                           2,644,669
---------------------------------------------------------------------------
                                                             $  116,522,435
---------------------------------------------------------------------------
Housing -- 6.7%
---------------------------------------------------------------------------
    $  3,000       ABAG Finance Authority, CA, (Civic
                   Center Drive Apartments), (AMT),
                   6.375%, 9/1/32                            $    3,107,520

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Housing (continued)
---------------------------------------------------------------------------
    $  7,790       Arkansas Development Finance Authority,
                   MFMR, (Park Apartments), (AMT),
                   5.95%, 12/1/28                            $    6,843,281
       6,200       Bexar County, TX, Housing Finance Corp.,
                   (Arboretum Apartments), (AMT),
                   6.10%, 8/1/36                                  5,684,470
      10,900       Bexar County, TX, Housing Finance Corp.,
                   (North Knoll Apartments), 5.90%, 4/1/37        9,630,913
       7,750       California Housing Finance Agency,
                   (AMT), Variable Rate, 8/1/23(4)                8,505,625
       3,465       California Statewide Communities
                   Development Authority, (Chesapeake Bay
                   Apartments), (AMT), Variable Rate,
                   6/1/09(4)(5)                                   2,367,877
       6,360       California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), (AMT), Variable Rate,
                   6/1/09(4)(5)                                   6,478,805
         600       California Statewide Communities
                   Development Authority, (Corporate Fund
                   for Housing), (AMT), Variable Rate,
                   6/1/09(4)(5)                                     671,904
       2,250       California Statewide Communities
                   Development Authority, (Nantucket Bay
                   Apartments), (AMT), Variable Rate,
                   6/1/09(4)(5)                                   1,538,550
       1,225       California Statewide Communities
                   Development Authority, (Oaks at Sunset
                   Apartments), (AMT), Variable Rate,
                   6/1/09(4)(5)                                     828,798
       1,645       California Statewide Communities
                   Development Authority, (San Luis Bay
                   Village Apartments), (AMT), Variable
                   Rate, 9/9/09(4)(5)                             1,295,569
      16,000       Charter Mac Equity Trust, TN, (AMT),
                   6.625%, 6/30/09                               16,381,440
       1,890       El Paso County, TX, Housing Finance
                   Corp., (San Jose Ltd.), (AMT),
                   6.00%, 8/1/31                                  1,930,011
       3,750       El Paso County, TX, Housing Finance
                   Corp., (San Jose Ltd.), (AMT),
                   6.10%, 8/1/31                                  3,844,987
      10,460       Lake Creek, CO, (Affordable Housing
                   Corp.), 6.25%, 12/1/23                         9,942,230
       1,375       Maricopa County, AZ, IDA, (National
                   Health Facilities II), 6.375%, 1/1/19          1,294,727
       8,075       Minneapolis, MN, Community Development,
                   (Lindsay Brothers), 6.60%, 12/1/18             8,079,926
      15,675       New Hampshire Housing Finance Authority,
                   Multifamily Housing, 6.20%, 7/1/36            15,844,603
       8,300       Speedway, IN, Economic Development
                   Authority, (Hermitage Apartments), (AMT)
                   , 6.00%, 5/1/31                                8,242,564
      10,590       Texas Student Housing Corp.,
                   6.85%, 7/1/31                                 10,555,159
---------------------------------------------------------------------------
                                                             $  123,068,959
---------------------------------------------------------------------------
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------
Industrial Development Revenue -- 13.0%
---------------------------------------------------------------------------
    $  7,400       Austin, TX, (Cargoport Development LLC),
                   (AMT), 8.30%, 10/1/21                     $    7,823,206
      10,260       Bedford County, VA, IDA, (Nekoosa
                   Packaging), (AMT), 6.55%, 12/1/25             10,689,381
       2,000       California Pollution Control Financing
                   Authority, (Laidlaw Environmental),
                   (AMT), 6.70%, 7/1/07(2)                           25,000
       2,000       Camden County, NJ, (Holt Hauling),
                   (AMT), 9.875%, 1/1/21                          1,870,000
       6,050       Carbon County, UT, (Laidlaw
                   Environmental), (AMT), 7.50%, 2/1/10           6,195,563
      12,450       Courtland, AL, (Champion International),
                   (AMT), 7.00%, 6/1/22                          12,883,384
      25,250       Denver, CO, City and County, (United
                   Airlines), Variable Rate, 10/1/03(4)(5)       16,559,960
       7,500       Effingham County, GA, Solid Waste
                   Disposal, (Fort James), (AMT),
                   5.625%, 7/1/18                                 7,250,625
       7,715       Gulf Coast, TX, Waste Disposal,
                   (Champion International), (AMT),
                   6.875%, 12/1/28                                7,822,316
       6,645       Hardeman County, TN, (Correctional
                   Facilities Corp.), 7.75%, 8/1/17               6,652,841
      27,000       Houston, TX, Airport System,
                   (Continental Airlines), 6.75%, 7/1/29         21,121,830
       6,305       Kimball, NE, EDA, (Clean Harbors),
                   (AMT), 10.75%, 9/1/26                          6,525,486
       1,575       Knox County, TN, Industrial Development
                   Revenue (Melrose Place, Ltd.),
                   6.875%, 12/1/14                                1,529,735
       7,000       Knox County, TN, Industrial Development
                   Revenue, (Weisgarber Partners),
                   6.875%, 12/1/14                                6,741,350
       3,615       Little River County, AR,
                   (Georgia-Pacific), (AMT),
                   5.60%, 10/1/26                                 3,428,936
       6,500       Los Angeles, CA, Regional Airports
                   Improvement Corp., (LAXFuel), (AMT),
                   6.50%, 1/1/32                                  6,521,970
       5,000       McMinn County, TN, (Calhoun Newsprint -
                   Bowater, Inc.), (AMT), 7.40%, 12/1/22          5,273,400
      10,000       Michigan Strategic Fund, (S.D. Warren),
                   7.375%, 1/15/22                               10,231,100
      15,000       Michigan Strategic Fund, (S.D. Warren),
                   (AMT), 7.375%, 1/15/22                        15,345,000
       3,500       Michigan Strategic Fund, (S.D. Warren),
                   (AMT), 7.375%, 1/15/22                         3,580,500
      17,000       New Jersey EDA, (Holt Hauling),
                   7.75%, 3/1/27                                 15,725,000
       1,500       New Jersey EDA, (Holt Hauling), (AMT),
                   7.90%, 3/1/27                                  1,387,500
      11,885       New Jersey EDA, RITES, Variable Rate,
                   3/15/23                                        6,306,894
       1,000       Ohio Solid Waste Revenue, (Republic
                   Engineered Steels), (AMT),
                   9.00%, 6/1/21(2)                                  40,000

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Industrial Development Revenue (continued)
---------------------------------------------------------------------------
    $ 22,600       Peninsula Ports Authority, VA, (Zeigler
                   Coal), 6.90%, 5/2/22(2)                   $   14,407,500
      10,000       Pennsylvania, IDA, (Sun Co.), (AMT),
                   7.60%, 12/1/24                                10,826,200
       2,585       Riverdale Village, IL, (ACME
                   Metals, Inc.), (AMT), 7.90%, 4/1/24            1,473,450
       2,000       Riverdale Village, IL, (ACME
                   Metals, Inc.), (AMT), 7.95%, 4/1/25            1,140,000
       2,185       Savannah, GA, (Intercat-Savannah),
                   (AMT), 9.75%, 7/1/10                           1,302,725
       3,597       Savannah, GA, EDA, (Intercat-Savannah),
                   (AMT), 9.00%, 1/1/15                           2,144,702
       5,000       Skowhegan, ME, (S.D. Warren), (AMT),
                   6.65%, 10/15/15                                4,913,550
       3,500       Toole County, UT, (Laidlaw
                   Environmental), (AMT), 7.55%, 7/1/27(2)           43,750
      18,500       Valdez, AK, (British Petroleum),
                   Variable Rate, 8/1/25(4)(5)                   19,120,305
       4,000       Yavapai County, AZ, IDA, (Citizens
                   Utilities), (AMT), 5.45%, 6/1/33               3,373,280
---------------------------------------------------------------------------
                                                             $  240,276,439
---------------------------------------------------------------------------
Insured-Education -- 0.9%
---------------------------------------------------------------------------
    $ 16,580       Puerto Rico, Industrial, Tourist,
                   Educational, Medical and Environmental
                   Control Facilities Authority,
                   (University Plaza), (MBIA),
                   5.00%, 7/1/33                             $   16,487,152
---------------------------------------------------------------------------
                                                             $   16,487,152
---------------------------------------------------------------------------
Insured-Electric Utilities -- 4.3%
---------------------------------------------------------------------------
    $ 12,500       Matagorda County, TX, Navigation
                   District, (Houston Lighting), (AMBAC),
                   (AMT), 5.125%, 11/1/28                    $   12,216,500
      10,500       Philadelphia, PA, Gas Works Revenue,
                   (FSA), 5.00%, 7/1/28                          10,194,555
      15,225       Piedmont, SC, Municipal Power Agency,
                   (MBIA), 4.75%, 1/1/25                         14,198,531
      10,000       Puerto Rico Electric Power Authority,
                   (FSA), 5.25%, 7/1/29                          10,209,800
      16,500       Sacramento, CA, Municipal Utility
                   District, (MBIA), Variable Rate,
                   11/15/15(4)                                   18,418,125
      15,350       South Carolina Public Services, (FGIC),
                   Variable Rate, 1/1/25(4)(5)                   14,505,750
---------------------------------------------------------------------------
                                                             $   79,743,261
---------------------------------------------------------------------------
Insured-General Obligations -- 3.8%
---------------------------------------------------------------------------
    $ 15,000       California, (AMBAC), Variable Rate,
                   11/1/19(4)(5)                             $   16,966,500
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Insured-General Obligations (continued)
---------------------------------------------------------------------------
    $ 21,800       Chicago, IL, Board of Education, (FGIC),
                   0.00%, 12/1/23                            $    6,569,430
      16,980       Chicago, IL, Board of Education, (FGIC),
                   0.00%, 12/1/25                                 4,571,695
      14,000       Chicago, IL, Board of Education, (FGIC),
                   0.00%, 12/1/29                                 3,017,140
       9,000       Puerto Rico, (FSA), 5.125%, 7/1/30             9,082,530
       6,000       Puerto Rico, (FSA), 5.25%, 7/1/27              6,129,600
      10,000       Umatilla County, OR, School District No.
                   008R, (MBIA), 5.20%, 6/15/19                  10,153,400
      10,000       University of Vermont and State
                   Agricultural College, (MBIA),
                   4.75%, 10/1/38                                 9,195,100
       5,000       West Virginia, (FGIC), 4.50%, 6/1/23           4,563,000
---------------------------------------------------------------------------
                                                             $   70,248,395
---------------------------------------------------------------------------
Insured-Hospital -- 1.3%
---------------------------------------------------------------------------
    $ 15,210       Maryland HEFA, (Medlantic/Helix Issue),
                   (AMBAC), 5.25%, 8/15/38                   $   14,622,742
       9,220       Tyler, TX, Health Facility Development
                   Corp., (East Texas Medical Center),
                   (FSA), 5.375%, 11/1/27                         9,257,894
---------------------------------------------------------------------------
                                                             $   23,880,636
---------------------------------------------------------------------------
Insured-Housing -- 0.4%
---------------------------------------------------------------------------
    $  7,515       SCA Multifamily Mortgage, Industrial
                   Development Board, Hamilton County, TN,
                   (FSA), (AMT), 7.35%, 1/1/30               $    8,062,768
---------------------------------------------------------------------------
                                                             $    8,062,768
---------------------------------------------------------------------------
Insured-Industrial Development Revenue -- 0.7%
---------------------------------------------------------------------------
    $ 11,950       Chicago, IL, (The Peoples Gas, Light and
                   Coke), (AMBAC), (AMT), Variable Rate,
                   12/1/23(4)(5)                             $   12,471,618
---------------------------------------------------------------------------
                                                             $   12,471,618
---------------------------------------------------------------------------
Insured-Special Tax Revenue -- 1.1%
---------------------------------------------------------------------------
    $  3,415       Regional Transportation Authority, LA,
                   (FGIC), 0.00%, 12/1/12                    $    2,052,074
      10,935       Regional Transportation Authority, LA,
                   (FGIC), 0.00%, 12/1/15                         5,437,429
      10,000       Regional Transportation Authority, LA,
                   (FGIC), 0.00%, 12/1/21                         3,399,600
       7,000       Utah Municipal Finance Corp., Local
                   Government Revenue, (FSA),
                   0.00%, 3/1/10                                  4,859,190

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Insured-Special Tax Revenue (continued)
---------------------------------------------------------------------------
    $  6,000       Utah Municipal Finance Corp., Local
                   Government Revenue, (FSA), 0.00%, 3/1/11  $    3,951,840
---------------------------------------------------------------------------
                                                             $   19,700,133
---------------------------------------------------------------------------
Insured-Transportation -- 5.5%
---------------------------------------------------------------------------
    $ 20,930       Central Puget Sound, WA, Transportation
                   Authority, (FGIC), 4.75%, 2/1/28(6)       $   19,318,181
      10,000       Chicago, IL, O'Hare International
                   Airport, (AMBAC), (AMT), 5.375%, 1/1/32       10,038,200
      12,000       Florida Turnpike Authority, (FSA) ,
                   4.50%, 7/1/28                                 10,713,240
       8,250       Manchester Airport, NH, (MBIA),
                   4.50%, 1/1/28                                  7,271,633
      12,000       Massachusetts Turnpike Authority,
                   (AMBAC), 5.00%, 1/1/39                        11,519,880
      22,100       Metropolitan Washington, DC Airport
                   Authority, (MBIA), 5.75%, 10/1/21             22,585,979
      22,000       Ohio Turnpike Commission, (FGIC),
                   4.50%, 2/15/24                                20,098,320
---------------------------------------------------------------------------
                                                             $  101,545,433
---------------------------------------------------------------------------
Insured-Water and Sewer -- 4.5%
---------------------------------------------------------------------------
    $ 25,000       Atlanta, GA, Water and Wastewater,
                   (FGIC), 5.00%, 11/1/38                    $   24,160,500
      20,980       Chicago, IL, Wastewater Transmission,
                   (MBIA) , 0.00%, 1/1/26                         5,572,917
      14,000       Fulton County, GA, Water and Sewer,
                   (FGIC), 4.75%, 1/1/28                         13,178,480
      23,015       New York City, NY, Municipal Water
                   Finance Authority, (Water and Sewer
                   System), (FGIC), 4.75%, 6/15/31               21,405,561
       9,000       Tampa Bay, FL, Water Utility System,
                   (FGIC), 4.75%, 10/1/27                         8,468,820
      10,000       Upper Occoquan Sewage Authority, VA,
                   (MBIA), 4.75%, 7/1/29                          9,418,900
---------------------------------------------------------------------------
                                                             $   82,205,178
---------------------------------------------------------------------------
Miscellaneous -- 0.3%
---------------------------------------------------------------------------
    $ 10,200       Orange County, NC, (Community Activity
                   Corp.), 8.00%, 3/1/24(2)                  $    4,258,500
       1,600       Pittsfield Township, MI, EDC, (Arbor
                   Hospice), 7.875%, 8/15/27                      1,558,496
---------------------------------------------------------------------------
                                                             $    5,816,996
---------------------------------------------------------------------------
Nursing Home -- 7.4%
---------------------------------------------------------------------------
    $ 12,790       Bell County, TX, (Riverside
                   Healthcare, Inc. - Normandy Terrace),
                   9.00%, 4/1/23                             $   13,720,345
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Nursing Home (continued)
---------------------------------------------------------------------------
    $  2,700       Collier County, FL, IDA, (Beverly
                   Enterprises), 10.75%, 3/1/03              $    2,789,181
       4,745       Delaware County, PA, (Mainline -
                   Haverford Nursing and Rehabilitation
                   Centers), 9.00%, 8/1/22                        4,802,889
       2,150       Hillsborough County, FL, IDA, (Tampa Bay
                   Retirement Center), Variable Rate,
                   6/1/25                                         1,053,500
       9,880       Hillsborough County, FL, IDA, (Tampa Bay
                   Retirement Center), 7.00%, 6/1/25              7,545,158
      10,000       Indianapolis, IN, (National Benevolent
                   Association - Robin Run Village),
                   7.625%, 10/1/22                               10,297,500
       3,475       Lackawanna County, PA, IDA, (Edella
                   Street Associates), 8.875%, 9/1/14             3,513,051
       2,415       Luzerne County, PA, IDA, (River Street
                   Associates), 8.75%, 6/15/07                    2,462,431
      13,250       Massachusetts IFA, (Age Institute of
                   Massachusetts), 8.05%, 11/1/25                13,687,780
      11,725       Mississippi Business Finance Corp.,
                   (Magnolia Healthcare), 7.99%, 7/1/25          12,354,398
       1,935       Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 6.625%, 8/15/05            2,171,515
       3,615       Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 6.625%, 8/15/05            4,050,427
       4,880       Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 7.50%, 8/15/12             5,590,821
       9,120       Missouri HEFA, (Bethesda Health Group of
                   Saint Louis, Inc.), 7.50%, 8/15/12            10,431,912
      11,930       Montgomery, PA, IDA, (Advancement of
                   Geriatric Health Care Institute),
                   8.375%, 7/1/23                                12,243,520
       4,750       New Jersey EDA, (Claremont Health
                   System, Inc.), 9.10%, 9/1/22                   4,971,968
       5,915       New Jersey EDA, (Victoria Health Corp.),
                   7.75%, 1/1/24                                  6,102,506
       3,500       Orange County, FL, Health Facilities
                   Authority, (Westminster Community Care),
                   6.75%, 4/1/34                                  3,164,385
       4,600       Sussex County, DE, (Delaware Health
                   Corp.), 7.50%, 1/1/14                          4,687,768
       4,900       Sussex County, DE, (Delaware Health
                   Corp.), 7.60%, 1/1/24                          4,930,870
       2,370       Westmoreland, PA, (Highland Health
                   Systems, Inc.), 9.25%, 6/1/22                  2,458,259
       4,000       Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29                 3,802,800
         230       Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 8.00%, 8/1/02                   236,728
---------------------------------------------------------------------------
                                                             $  137,069,712
---------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------
Senior Living / Life Care -- 3.1%
---------------------------------------------------------------------------
    $ 14,640       Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   5.75%, 12/15/28                           $   11,898,221
       9,965       Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   6.60%, 12/15/28                                8,778,169
      11,570       De Kalb County, GA, Private Hospital
                   Authority, (Atlanta, Inc.),
                   8.50%, 3/1/25(1)                               4,292,470
      14,825       Louisiana HFA, (HCC Assisted Living
                   Group 1), (AMT), 9.00%, 3/1/25                15,621,399
      12,265       North Miami, FL, Health Facilities
                   Authority, (Imperial Club),
                   6.75%, 1/1/33                                 10,573,534
         800       North Miami, FL, Health Facilities
                   Authority, (Imperial Club),
                   9.00%, 1/1/12(2)                                 472,000
       5,155       Ridgeland, MS, Urban Renewal, (The
                   Orchard), 7.75%, 12/1/15                       5,371,716
---------------------------------------------------------------------------
                                                             $   57,007,509
---------------------------------------------------------------------------
Special Tax Revenue -- 0.4%
---------------------------------------------------------------------------
    $    265       South Orange County, CA, Public
                   Financing Authority, DRIVERS, Variable
                   Rate, 8/15/15(4)(5)                       $    1,942,450
       5,000       University Square, FL, Community
                   Development District, 6.75%, 5/1/20            5,168,850
---------------------------------------------------------------------------
                                                             $    7,111,300
---------------------------------------------------------------------------
Transportation -- 2.4%
---------------------------------------------------------------------------
    $  5,750       Connector 2000 Association, Inc., SC
                   Bridge & Toll Road, (Southern
                   Connector), 5.25%, 1/1/23                 $    4,625,933
       4,735       Denver, CO, City and County Airport,
                   (AMT), 7.50%, 11/15/23                         5,341,127
      20,505       Massachusetts Turnpike Authority,
                   Variable Rate, 7/1/17(4)(5)                   21,493,341
       9,500       Massachusetts Turnpike Authority,
                   Variable Rate, 1/1/20(4)(5)                    9,852,830
       3,000       Tri-County, OR, Metropolitan
                   Transportation District, Variable Rate,
                   8/1/19(4)(5)                                   3,009,270
---------------------------------------------------------------------------
                                                             $   44,322,501
---------------------------------------------------------------------------
Water and Sewer -- 2.1%
---------------------------------------------------------------------------
    $  5,480       California Water Resources, (Central
                   Valley), Variable Rate, 12/1/24(4)(5)     $    5,925,305
      10,135       California Water Resources, (Central
                   Valley), Variable Rate, 12/1/28(3)(5)         10,667,290
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
---------------------------------------------------------------------------

Water and Sewer (continued)
---------------------------------------------------------------------------

    $ 10,000       Houston, TX, Water and Sewer System,
                   4.75%, 12/1/24                            $    9,378,100
       4,200       Metropolitan Water District, CA,
                   (Southern California Waterworks),
                   Variable Rate, 7/1/27(4)(5)                    4,222,470
       9,400       Metropolitan Water District, CA,
                   (Southern California Waterworks),
                   Variable Rate, 7/1/27(3)(5)                    9,430,174
---------------------------------------------------------------------------
                                                             $   39,623,339
---------------------------------------------------------------------------
Total Tax-Exempt Investments -- 97.1%
   (identified cost $1,725,464,403)                          $1,792,619,908
---------------------------------------------------------------------------
Other Assets, Less Liabilities -- 2.9%                       $   54,407,821
---------------------------------------------------------------------------
Net Assets -- 100.0%                                         $1,847,027,729
---------------------------------------------------------------------------

 AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

 At September 30, 2001, the concentration of the Portfolio's investments in various states, determined as a percentage of net assets individually represent less than 10% in each state.

 The Portfolio invests primarily in debt securities issued by municipali-ties. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 2001, 23.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 4.0% to 8.4% of total investments.
 (1)  The Portfolio is accruing only partial interest on this security.
 (2)  Non-income producing security.
 (3)  Security has been issued as a leveraged inverse floater bond.
 (4)  Security has been issued as an inverse floater bond.
 (5) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (6) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2001
Assets
--------------------------------------------------------
Investments, at value (identified cost,
   $1,725,464,403)                        $1,792,619,908
Cash                                          21,883,519
Receivable for investments sold                  390,000
Interest receivable                           33,195,994
Prepaid expenses                                  10,750
--------------------------------------------------------
TOTAL ASSETS                              $1,848,100,171
--------------------------------------------------------

Liabilities
--------------------------------------------------------
Payable for daily variation margin on
   open financial futures contracts       $       93,750
Payable for open swap contracts                  853,028
Accrued expenses                                 125,664
--------------------------------------------------------
TOTAL LIABILITIES                         $    1,072,442
--------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $1,847,027,729
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $1,780,822,001
Net unrealized appreciation (computed on
   the basis of
   identified cost)                           66,205,728
--------------------------------------------------------
TOTAL                                     $1,847,027,729
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2001
Investment Income
------------------------------------------------------
Interest                                  $121,589,181
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $121,589,181
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $  8,061,064
Trustees' fees and expenses                     33,693
Custodian fee                                  395,995
Legal and accounting services                  125,365
Miscellaneous                                   99,110
------------------------------------------------------
TOTAL EXPENSES                            $  8,715,227
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $    191,220
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    191,220
------------------------------------------------------

NET EXPENSES                              $  8,524,007
------------------------------------------------------

NET INVESTMENT INCOME                     $113,065,174
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ (4,038,254)
   Interest rate swap contracts             (1,455,123)
------------------------------------------------------
NET REALIZED LOSS                         $ (5,493,377)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 60,380,187
   Financial futures contracts                 (96,749)
   Interest rate swap contracts               (853,028)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 59,430,410
------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 53,937,033
------------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $167,002,207
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED             YEAR ENDED
IN NET ASSETS                             SEPTEMBER 30, 2001     SEPTEMBER 30, 2000
--------------------------------------------------------------------------------------
From operations --
   Net investment income                  $         113,065,174  $         119,418,384
   Net realized loss                                 (5,493,377)           (29,265,457)
   Net change in unrealized appreciation
      (depreciation)                                 59,430,410            (16,870,231)
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $         167,002,207  $          73,282,696
--------------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $         257,174,032  $         184,624,795
   Withdrawals                                     (347,133,799)          (613,467,015)
--------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $         (89,959,767) $        (428,842,220)
--------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $          77,042,440  $        (355,559,524)
--------------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------------
At beginning of year                      $       1,769,985,289  $       2,125,544,813
--------------------------------------------------------------------------------------
AT END OF YEAR                            $       1,847,027,729  $       1,769,985,289
--------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                         YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------------------------
                                     2001           2000           1999           1998           1997
---------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                             0.48%          0.48%          0.45%          0.45%          0.52%
   Expenses after custodian
      fee reduction                     0.47%          0.47%          0.43%          0.43%          0.52%
   Net investment income                6.25%          6.37%          5.92%          5.93%          6.51%
Portfolio Turnover                        20%            41%            60%            28%            17%
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $1,847,028     $1,769,985     $2,125,545     $2,340,125     $2,181,615
---------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   National Municipals Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on the commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discounts when required for Federal income tax purposes. The Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Effective October 1, 2001, the Portfolio will begin amortizing premiums on fixed-income securities using the interest method of amortization. Prior to October 1, 2001, the Portfolio amortized premiums on fixed-income securities using the proportional method of amortization. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. The impact of this accounting change has not been determined, but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation based on securities held as of September 30, 2001.

 C Federal Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolio on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to the Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item for investors.

 D Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 E Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing put options is limited to the premium originally paid.

 F Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 G When-issued and Delayed Delivery Transactions -- The Portfolio may engage in when-issued and delayed delivery transactions. The Portfolio records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

 H Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.
 J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is based upon a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 2001, the fee was equivalent to 0.45% of the Portfolio's average daily net assets for such period and amounted to $8,061,064. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 2001, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $354,190,854 and $366,201,763, respectively, for the year ended September 30, 2001.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation/depreciation in the value of the investments owned at September 30, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $1,727,045,465
    --------------------------------------------------------
    Gross unrealized appreciation             $  157,816,875
    Gross unrealized depreciation                (92,242,432)
    --------------------------------------------------------
    NET UNREALIZED APPRECIATION               $   65,574,443
    --------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended September 30, 2001.

6 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at September 30, 2001 is as follows:

   FUTURES CONTRACTS
   --------------------------------------------------------

    EXPIRATION                                         NET UNREALIZED
    DATE(S)         CONTRACTS                POSITION  DEPRECIATION
    -----------------------------------------------------------------
             12/01  500 U.S. Treasury Bond   Short          $(96,749)
    -----------------------------------------------------------------

   At September 30, 2001, the Portfolio had sufficient cash and/or securities to cover margin requirements on open future contracts.

   At September 30, 2001, the Portfolio had entered into interest rate swap agreements with JP Morgan Securities Inc. and with Morgan Stanley Capital Services, Inc. whereby the Portfolio makes bi-annual payments at a rate equal to 4.5922% and 4.6290%, respectively, on the notional amount of $38,000,000 and $37,000,000 respectively. In exchange, the Portfolio receives payments at a rate equal to the Bond Market Association Municipal Swap Index on the same notional amounts. The value of the contracts that terminate November 1, 2021, are recorded as a payable for open swap contracts of $373,398 and $479,630, respectively on September 30, 2001.

NATIONAL MUNICIPALS PORTFOLIO AS OF SEPTEMBER 30, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF NATIONAL MUNICIPALS PORTFOLIO
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of National Municipals Portfolio as of September 30, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 2001 and 2000 and the supplementary data for each of the years in the five-year period ended September 30, 2001. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of September 30, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of National Municipals Portfolio at September 30, 2001, the results of its operations, the changes in its net assets, and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 2, 2001

EATON VANCE NATIONAL MUNICIPALS FUND AS OF SEPTEMBER 30, 2001

INVESTMENT MANAGEMENT

EATON VANCE NATIONAL MUNICIPALS FUND

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

NATIONAL MUNICIPALS PORTFOLIO

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President and Trustee

Robert B. MacIntosh
Vice President

Thomas M. Metzold
Vice President and Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samual L. Hayes, III
Jacob H. Schiff Professor of Investment Banking
Emeritus, Harvard University Graduate School of
Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

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INVESTMENT ADVISER OF NATIONAL MUNICIPALS PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109



ADMINISTRATOR OF EATON VANCE NATIONAL MUNICIPALS FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109



PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260



CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116



TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                                EATONVANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE



The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:



- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.



- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).



- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.



                           For more information about
               Eaton Vance's privacy policies, call 1-800-262-1122


EATON VANCE MUNICIPALS TRUST
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


            THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT
 PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS
    DISTRIBUTION PLAN, SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS
                   CAREFULLY BEFORE YOU INVEST OR SEND MONEY.


448-11/01                                                                  HMSRC